UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 30, 2007

         TBW Mortgage-Backed Trust Series 2007-2
(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

         Taylor, Bean & Whitaker Mortgage Corp.
(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140945	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 325-2000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Agreement”) among the Depositor, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”) and Taylor, Bean & Whitaker Mortgage Corp., as servicer (in such capacity, the “Servicer”) providing for the issuance of the TBW Mortgage-Backed Pass-Through Certificates, Series 2007-2. The Certificates were issued on May 30, 2007. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Sales of Securities and Use of Proceeds.

On May 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Class Principal Balance
X	Notional
PO-1	$3,500,000
PO-2	$2,000,000

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	The Pooling and Servicing Agreement dated as of May 1, 2007, by and among the Depositor, the Seller, the Servicer, the Master Servicer, the Trustee and the Trust Administrator.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, by and between DLJ Mortgage Capital, Inc., as seller, Taylor, Bean & Whitaker Mortgage Corp., as servicer, Wells Fargo Bank, N.A., as master servicer and trust administrator, and U.S. Bank National Association, as trustee.

99.3
Schedule to ISDA Master Agreement, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.4
Credit Support Annex, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.5
Interest Rate Cap Confirmation relating to the Class A-2-A Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.6
Interest Rate Cap Confirmation relating to the Class A-3-A Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.7
Interest Rate Cap Confirmation relating to the Class A-4-B Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.8
Interest Rate Cap Confirmation relating to the Class M-1 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.9
Interest Rate Cap Confirmation relating to the Class M-2 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.10
Interest Rate Cap Confirmation relating to the Class M-3 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.11
Interest Rate Cap Confirmation relating to the Class M-4 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.12
Interest Rate Cap Confirmation relating to the Class M-5 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele
Name: Kevin Steele
Title: Vice President

Dated: May 30, 2007

Exhibit Index

Exhibit

99.1	The Pooling and Servicing Agreement dated as of May 1, 2007, by and among the Depositor, the Seller, the Servicer, the Master Servicer, the Trustee and the Trust Administrator.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, by and between DLJ Mortgage Capital, Inc., as seller, Taylor, Bean & Whitaker Mortgage Corp., as servicer, Wells Fargo Bank, N.A., as master servicer and trust administrator, and U.S. Bank National Association, as trustee.

99.3
Schedule to ISDA Master Agreement, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.4
Credit Support Annex, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.5
Interest Rate Cap Confirmation relating to the Class A-2-A Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.6
Interest Rate Cap Confirmation relating to the Class A-3-A Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.7
Interest Rate Cap Confirmation relating to the Class A-4-B Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.8
Interest Rate Cap Confirmation relating to the Class M-1 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.9
Interest Rate Cap Confirmation relating to the Class M-2 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.10
Interest Rate Cap Confirmation relating to the Class M-3 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.11
Interest Rate Cap Confirmation relating to the Class M-4 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.

99.12
Interest Rate Cap Confirmation relating to the Class M-5 Certificates, dated as of May 30, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity, but solely as the Trust Administrator, on behalf of the TBW Mortgage-Backed Trust Series 2007-2.